UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Global Small Cap Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

21 Statement of Assets and Liabilities

23 Statement of Operations

24 Statements of Changes in Net Assets

25 Financial Highlights

30 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Information About Your Fund's Expenses

43 Tax Information

44 Advisory Agreement Board Considerations and Fee Evaluation

49 Board Members and Officers

54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Process

While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the United States). In choosing securities, portfolio management uses a combination of three analytical disciplines:

Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Global Small Cap Fund returned –3.96% in the 12-month period ended October 31, 2016, underperforming the 3.43% return of the S&P® Developed SmallCap Index.

Global small-cap stocks performed reasonably well during the past 12 months, but macroeconomic factors — rather than individual company fundamentals — were generally the most meaningful driver of performance. From the beginning of November 2015 to mid-February 2016, small caps trended lower due to the combination of slowing global growth, falling commodity price, and the possibility that the U.S. Federal Reserve Board (the Fed) would begin tightening its monetary policy. These issues prompted investors to avoid riskier asset classes, leading to poor returns for small caps in this time.

The environment changed for the better midway through the first calendar quarter, when the aggressive monetary easing by global central banks revived investors’ appetite for risk. Even with this tailwind, headlines remained a factor in market performance through the remainder of the year. In June, for instance, stocks briefly declined following the United Kingdom’s surprising vote to exit the European Union in June ("Brexit"). Macroeconomic concerns also played a role in October, when the rally lost steam amid growing uncertainty about the U.S. elections. Despite these crosscutting factors, the benchmark nonetheless closed the 12-month period in positive territory.

Positive and Negative Contributors to Fund Performance

Although we use a bottom-up approach to picking stocks for the portfolio, sector allocations can have an impact on our results as well. During the past year, our performance was hurt by significant underweight positions in the strong-performing real estate, utilities and materials sectors. These groups make up over 20% of the benchmark, but the fund held an average combined weighting of less than 5%. As growth-oriented investors, we tend to have a lower allocation to sectors where we find it more difficult to identify growth companies. Conversely, the benchmark comprises both growth and value stocks. As a result, the fund often lags when slower-growth companies outperform.

The fund was also negatively affected by its geographic allocations. The portfolio was overweight in Europe for the past several years, with an above-benchmark position in the United Kingdom due to the more dynamic nature of its economy relative to the Continent. We therefore invested in many U.K. companies featuring both above-average growth and compelling valuations vs. their global peers. However, the unexpected Brexit vote fueled underperformance for both U.K. stocks and the British pound, depressing performance for U.S.-based investors.

"We maintained a steady approach of investing in small-cap companies that we believe can continue to excel in any environment by virtue of their healthy organic growth."

Stock selection was an additional detractor, with our investments in health care having the largest negative effect. Health care has been an area of strength for us over time, as we have found it to be home to an abundance of the individual company growth stories we seek. Nevertheless, the sector lagged the broader market by a wide margin in the past year due to the prospect of increased government scrutiny on pricing practices. Our returns in health care were also hurt by the challenges faced by two individual holdings, Flamel Technologies SA and Pacira Pharmaceuticals, Inc. Flamel underperformed due to unexpected competition for one of its products, a higher-than-expected tax rate and the delayed start of a trial for one of its new treatments. Pacira, for its part, came under pressure from worries about rising generic competition for its key drug, Exparel.

The technology sector proved to be a challenging area for the fund as well, with United Internet AG, Parrot SA and VeriFone Systems, Inc. representing the most significant detractors. Outside of health care and technology, our largest detractor was Gentherm, Inc., a U.S. designer of thermal management solutions for automotive and industrial applications. The stock underperformed due in part to the company’s exposure to weaker capital-spending trends in the energy sector, which offset the stronger growth for its heated and ventilated seat systems.

On the positive side, we added value through our stock selection in the consumer discretionary, energy and materials sectors. The WhiteWave Foods Co.,* a producer of natural foods and beverages, was one of the leading contributors to performance. The stock jumped during the summer after the global food giant Dantone announced its intention to acquire the company for a 23% premium. Cramo Oyj, which rents construction equipment and modular spaces, also outperformed as improving construction markets in Sweden and Finland drove strong results. In addition, Cramo’s focus on reducing costs in Eastern Europe helped it move to profitability in the region more quickly than expected.

* Not held in the portfolio as of October 31, 2016.

Nobina AB, a Swedish operator of bus services for municipalities in Scandinavia, was an additional contributor of note. After investing in several newly won contracts, which temporarily depressed earnings, Nobina began to benefit as the contracts started to generate cash. Nobina, which leads the Nordic region in providing bus transportation services under long-term contract, generates high cash returns and pays a 5% dividend. The Japanese gaming company Universal Entertainment Corp. also made a sizable contribution. We initially purchased the stock when our research showed its total market capitalization to be lower than the value of its underlying assets, a gap that has closed as the analyst community has grown more optimistic about the prospects for the legalization of casino gambling in Japan.

Outlook and Positioning

Our stock-by-stock decisions resulted in some notable changes at both the regional and sector levels. With regard to the former, we increased the fund’s position in the United States during the course of the year. In the wake of the Brexit referendum, we reviewed all of the portfolio’s holdings to assess their exposure to the potential shifts brought about by the vote. A number of our stocks were vulnerable to the longer-term implications of Brexit, so we trimmed or eliminated positions accordingly. We redeployed the bulk of the proceeds to U.S. equities, causing the fund’s long-standing overweight in Europe vs. the United States to shrink as the year progressed.

At the sector level, we made the most notable increases in technology and health care. In both areas, we found a number of companies with the potential to generate steady growth with minimal dependence on broader economic conditions. We made corresponding reductions to industrials, where slow global growth and weak energy prices weighed on the earnings outlooks for certain companies, and to consumer staples, where valuations had become less attractive.

The past year was difficult for bottom-up investors given the primacy of macroeconomic factors over company fundamentals as the key driver of returns. With this as background, we maintained a steady approach of investing in small-cap companies with their healthy organic growth.

We believe the small-cap space remains a source of such opportunities for active investors. Although questions about the direction of Fed policy are likely to create volatility in the months ahead, small-cap growth stocks have demonstrated a lower historical sensitivity to rising interest rates than the overall market. In addition, valuations have come back to more attractive levels in relation to large caps. In our view, these factors — together with the improving outlook for global growth — make the small-cap space fertile ground in which to identify stock-specific opportunities.

Ten Largest Equity Holdings at October 31, 2016 (14.7% of Net Assets)	Country	Percent
1. United Internet AG Offers Internet access services	Germany	1.7%
2. Techtronic Industries Co., Ltd. Its subsidiaries manufactures and trades electrical, electronic, professional industrial products	Hong Kong	1.6%
3. Nobina AB Provides public transportation services	Sweden	1.5%
4. Providence Service Corp. Provides privatized family social services	United States	1.5%
5. Casey's General Stores, Inc. Operates convenience stores in the Midwest	United States	1.5%
6. Del Taco Restaurants, Inc. Owns and operates a chain of restaurants	United States	1.5%
7. Flamel Technologies SA Developer of controlled-release pharmaceuticals	France	1.5%
8. Kusuri No Aoki Co., Ltd. Operates a drug store chain	Japan	1.3%
9. Altran Technologies SA Engineering and technology consulting company	France	1.3%
10. Zenkoku Hosho Co., Ltd. Guarantee company mainly for real estate or education loans	Japan	1.3%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Portfolio Manager

Joseph Axtell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Investment Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equities: New York.

— BS from Carlson School of Management, University of Minnesota.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Developed SmallCap Index tracks the performance of small-capitalization stocks in 22 countries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Performance Summary October 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	–3.96%	6.26%	3.31%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–9.48%	5.01%	2.70%
S&P® Developed SmallCap Index†	3.43%	10.25%	5.43%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	–4.70%	5.47%	2.54%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–4.70%	5.47%	2.54%
S&P® Developed SmallCap Index†	3.43%	10.25%	5.43%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 10/31/16
No Sales Charges		–3.65%	–3.09%
S&P® Developed SmallCap Index†		3.43%	1.54%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	–3.73%	6.54%	3.60%
S&P® Developed SmallCap Index†	3.43%	10.25%	5.43%
Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 10/31/16
No Sales Charges	–3.75%	6.61%	5.17%
S&P® Developed SmallCap Index†	3.43%	10.25%	7.16%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.53%, 2.30%, 1.19%, 1.26% and 1.19% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Small Cap Fund — Class A ■ S&P Developed SmallCap Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014.

** Institutional Class shares commenced operations on August 26, 2008.

† The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/16	$ 35.66	$ 30.34	$ 37.24	$ 37.24	$ 37.25
10/31/15	$ 39.46	$ 34.16	$ 40.97	$ 41.01	$ 41.02
Distribution Information as of 10/31/16
Capital Gain Distributions, Twelve Months	$ 2.32	$ 2.32	$ 2.32	$ 2.32	$ 2.32

Investment Portfolio as of October 31, 2016

	Shares	Value ($)

Common Stocks 97.3%
Australia 0.8%
Austal Ltd. (Cost $3,022,991)	2,604,289	3,056,021
Bermuda 0.9%
Lazard Ltd. "A" (Cost $2,570,103)	102,095	3,722,384
Canada 1.8%
Quebecor, Inc. "B"	139,785	3,922,693
SunOpta, Inc.* (a)	458,371	3,048,167
(Cost $6,740,023)		6,970,860
China 1.0%
Minth Group Ltd. (Cost $363,607)	1,106,905	3,942,683
Finland 1.3%
Cramo Oyj (Cost $3,905,461)	186,417	4,898,666
France 3.5%
Altran Technologies SA*	357,815	5,113,581
Elior Group 144A	91,426	2,051,462
Flamel Technologies SA (ADR)*	526,610	5,687,388
Parrot SA* (a)	86,580	771,618
(Cost $16,190,999)		13,624,049
Germany 4.9%
M.A.X. Automation AG	376,048	2,579,630
PATRIZIA Immobilien AG*	200,494	4,148,931
Rational AG	6,130	3,181,100
United Internet AG (Registered)	166,090	6,819,462
VIB Vermoegen AG	103,666	2,279,085
(Cost $6,432,750)		19,008,208
Hong Kong 1.6%
Techtronic Industries Co., Ltd. (Cost $2,248,155)	1,630,709	6,134,315
India 1.0%
WNS Holdings Ltd. (ADR)* (Cost $4,145,283)	141,938	3,903,295
Indonesia 0.4%
PT Arwana Citramulia Tbk (Cost $2,303,068)	34,420,363	1,614,917
Ireland 3.3%
Greencore Group PLC	1,152,547	4,652,051
Paddy Power Betfair PLC	38,867	4,023,428
Ryanair Holdings PLC*	313,282	4,333,208
(Cost $6,681,434)		13,008,687
Israel 1.0%
Mellanox Technologies Ltd.* (c) (Cost $4,003,480)	93,137	4,042,146
Italy 1.9%
Moncler SpA	181,100	3,014,083
Prysmian SpA	170,712	4,246,189
(Cost $6,290,748)		7,260,272
Japan 11.5%
Ai Holdings Corp.	175,942	4,326,891
Anicom Holdings, Inc.	119,800	2,688,511
Daikyonishikawa Corp.	338,800	4,380,784
Kusuri No Aoki Co., Ltd.	100,760	5,147,653
MISUMI Group, Inc.	196,702	3,586,535
Nippon Seiki Co., Ltd.	133,552	2,574,323
Optex Co., Ltd.	124,400	3,170,631
Syuppin Co., Ltd. (a)	258,200	2,830,326
Topcon Corp.	213,800	3,190,461
United Arrows Ltd.	114,269	3,123,375
Universal Entertainment Corp.*	67,831	2,031,344
UT Group Co., Ltd.* (a)	461,470	2,817,695
Zenkoku Hosho Co., Ltd.	117,500	5,053,776
(Cost $32,216,175)		44,922,305
Korea 1.2%
i-SENS, Inc.*	90,583	2,588,651
Vieworks Co., Ltd.	41,713	2,241,949
(Cost $5,125,022)		4,830,600
Malaysia 0.4%
Tune Protect Group Bhd. (Cost $2,315,892)	4,379,062	1,629,393
Netherlands 1.8%
Brunel International NV	126,499	2,064,495
Core Laboratories NV (a) (b)	26,195	2,540,129
SBM Offshore NV	161,984	2,321,278
(Cost $6,579,715)		6,925,902
Panama 1.1%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $3,759,324)	157,283	4,241,923
Spain 0.6%
Telepizza Group SA 144A* (Cost $3,714,069)	473,989	2,237,383
Sweden 1.5%
Nobina AB 144A (Cost $3,704,842)	884,945	5,942,453
Taiwan 0.3%
Basso Industry Corp. (Cost $1,310,836)	485,000	1,308,583
United Kingdom 7.6%
Arrow Global Group PLC	750,415	2,745,074
Auto Trader Group PLC 144A	459,195	2,104,933
Babcock International Group PLC	344,242	4,156,062
Cardtronics PLC "A"* (c)	93,433	4,671,650
Clinigen Healthcare Ltd.*	380,220	3,447,023
Domino's Pizza Group PLC	641,988	2,672,484
Electrocomponents PLC	685,700	3,126,048
Hargreaves Lansdown PLC	131,433	1,863,292
Polypipe Group PLC	587,035	1,809,653
Scapa Group PLC	832,734	2,900,901
(Cost $23,891,065)		29,497,120
United States 47.9%
Advance Auto Parts, Inc.	19,664	2,754,533
Affiliated Managers Group, Inc.*	29,007	3,848,069
Akorn, Inc.*	80,995	1,939,830
AZZ, Inc.	62,998	3,354,643
Berry Plastics Group, Inc.*	70,708	3,093,475
BioScrip, Inc.* (a)	1,114,700	2,998,543
Casey's General Stores, Inc.	52,038	5,879,774
Cognex Corp.	74,403	3,839,195
Cynosure, Inc. "A"*	46,600	1,987,490
Del Taco Restaurants, Inc.*	435,572	5,841,021
Deluxe Corp.	46,000	2,815,200
Diamondback Energy, Inc.*	33,261	3,036,397
Dolby Laboratories, Inc. "A"	43,200	2,055,888
FCB Financial Holdings, Inc. "A"*	78,765	2,937,934
Fox Factory Holding Corp.*	155,912	3,383,290
Gentherm, Inc.*	130,350	3,669,352
Hain Celestial Group, Inc.*	62,556	2,275,162
Harman International Industries, Inc.	49,359	3,934,406
Helen of Troy Ltd.*	46,400	3,781,600
Inphi Corp.*	73,322	2,720,246
Jack in the Box, Inc.	46,875	4,393,594
Kindred Healthcare, Inc.	351,049	3,457,833
Knowles Corp.* (a)	228,164	3,408,770
Leucadia National Corp.	173,977	3,248,151
Ligand Pharmaceuticals, Inc.* (a)	28,850	2,761,810
Manitowoc Foodservice, Inc.*	190,711	2,881,643
Masonite International Corp.*	52,157	2,967,733
Matador Resources Co.*	123,104	2,684,898
MAXIMUS, Inc.	71,647	3,729,943
Middleby Corp.*	40,310	4,519,154
Molina Healthcare, Inc.*	76,890	4,183,585
NETGEAR, Inc.*	55,100	2,782,550
Neurocrine Biosciences, Inc.*	45,537	1,993,154
On Assignment, Inc.*	85,555	2,943,948
Pacira Pharmaceuticals, Inc.*	83,968	2,670,182
PAREXEL International Corp.*	48,954	2,852,060
Patterson-UTI Energy, Inc.	100,600	2,261,488
Primoris Services Corp.	251,438	5,036,303
Providence Service Corp.*	146,828	5,941,395
Retrophin, Inc.*	251,875	4,747,844
Sinclair Broadcast Group, Inc. "A"	148,069	3,716,532
South State Corp.	35,410	2,597,323
Super Micro Computer, Inc.*	90,694	2,149,448
Teladoc, Inc.* (a)	194,700	3,163,875
Tenneco, Inc.*	81,901	4,510,288
TiVo Corp.*	68,267	1,355,094
Trinseo SA	93,641	4,911,470
TriState Capital Holdings, Inc.*	241,909	4,269,694
United States Steel Corp. (a)	182,185	3,523,458
Urban Outfitters, Inc.*	103,744	3,470,237
VeriFone Systems, Inc.*	129,758	2,008,654
WABCO Holdings, Inc.*	49,263	4,850,435
WEX, Inc.*	29,934	3,265,799
Xactly Corp.*	132,624	1,710,850
Zions Bancorp.	145,348	4,681,659
Zoe's Kitchen, Inc.* (a)	59,192	1,341,883
(Cost $165,043,979)		187,138,785
Total Common Stocks (Cost $312,559,021)		379,860,950

Convertible Preferred Stock 0.2%
United States
Providence Service Corp., 5.5% (Cost $707,500)	7,075	717,879

Warrants 0.0%
France
Parrot SA, Expiration Date 12/15/2022*	50,505	4,598
Parrot SA, Expiration Date 12/22/2022*	50,505	4,032
Total Warrants (Cost $0)		8,630

Securities Lending Collateral 5.4%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.30% (d) (e) (Cost $20,984,245)	20,984,245	20,984,245

Cash Equivalents 2.4%
Deutsche Central Cash Management Government Fund, 0.35% (d) (Cost $9,437,111)	9,437,111	9,437,111

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $343,687,877)†	105.3	411,008,815
Other Assets and Liabilities, Net	(5.3)	(20,640,059)
Net Assets	100.0	390,368,756

* Non-income producing security.

† The cost for federal income tax purposes was $347,149,208. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $63,859,607. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $88,400,452 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,540,845.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2016 amounted to $20,483,976, which is 5.2% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Listed on the NASDAQ Stock Market, Inc.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 3,056,021	$ —	$ 3,056,021
Bermuda	3,722,384	—	—	3,722,384
Canada	6,970,860	—	—	6,970,860
China	—	3,942,683	—	3,942,683
Finland	—	4,898,666	—	4,898,666
France	5,687,388	7,936,661	—	13,624,049
Germany	—	19,008,208	—	19,008,208
Hong Kong	—	6,134,315	—	6,134,315
India	3,903,295	—	—	3,903,295
Indonesia	—	1,614,917	—	1,614,917
Ireland	—	13,008,687	—	13,008,687
Israel	4,042,146	—	—	4,042,146
Italy	—	7,260,272	—	7,260,272
Japan	—	44,922,305	—	44,922,305
Korea	—	4,830,600	—	4,830,600
Malaysia	—	1,629,393	—	1,629,393
Netherlands	2,540,129	4,385,773	—	6,925,902
Panama	4,241,923	—	—	4,241,923
Spain	—	2,237,383	—	2,237,383
Sweden	—	5,942,453	—	5,942,453
Taiwan	—	1,308,583	—	1,308,583
United Kingdom	4,671,650	24,825,470	—	29,497,120
United States	187,138,785	—	—	187,138,785
Convertible Preferred Stock	—	—	717,879	717,879
Warrants (f)	—	—	8,630	8,630
Short-Term Investments (f)	30,421,356	—	—	30,421,356
Total	$ 253,339,916	$ 156,942,390	$ 726,509	$ 411,008,815

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $313,266,521) — including $20,483,976 of securities loaned	$ 380,587,459
Investment in Government & Agency Securities Portfolio (cost $20,984,245)*	20,984,245
Investment in Deutsche Central Cash Management Government Fund (cost $9,437,111)	9,437,111
Total investments in securities, at value (cost $343,687,877)	411,008,815
Cash	558,745
Foreign currency, at value (cost $1,683,012)	1,684,490
Receivable for Fund shares sold	296,520
Dividends receivable	187,507
Interest receivable	64,333
Foreign taxes recoverable	219,404
Other assets	42,851
Total assets	414,062,665
Liabilities
Payable upon return of securities loaned	20,984,245
Payable for investments purchased	1,541,319
Payable for Fund shares redeemed	510,014
Accrued management fee	301,747
Accrued Directors' fees	5,549
Other accrued expenses and payables	351,035
Total liabilities	23,693,909
Net assets, at value	$ 390,368,756
Net Assets Consists of
Distributions in excess of net investment income	(1,712,717)
Net unrealized appreciation (depreciation) on: Investments	67,320,938
Foreign currency	(19,265)
Accumulated net realized gain (loss)	26,343,768
Paid-in capital	298,436,032
Net assets, at value	$ 390,368,756

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($74,660,998 ÷ 2,093,937 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 35.66
Maximum offering price per share (100 ÷ 94.25 of $35.66)	$ 37.84

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,019,320 ÷ 363,221 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)

$ 30.34
Class R6 Net Asset Value, offering and redemption price(a) per share ($9,819,180 ÷ 263,671 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 37.24
Class S Net Asset Value, offering and redemption price(a) per share ($230,238,892 ÷ 6,182,707 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 37.24
Institutional Class Net Asset Value, offering and redemption price(a) per share ($64,630,366 ÷ 1,734,901 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 37.25

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $278,276)	$ 4,732,403
Income distributions — Deutsche Central Cash Management Government Fund	40,578
Securities lending income, net of borrower rebates	701,140
Total income	5,474,121
Expenses: Management fee	3,962,974
Administration fee	433,112
Services to shareholders	641,966
Distribution and service fees	355,180
Custodian fee	91,149
Professional fees	92,049
Reports to shareholders	68,012
Registration fees	87,922
Directors' fees and expenses	20,283
Other	32,534
Total expenses before expense reductions	5,785,181
Expense reductions	(197,145)
Total expenses after expense reductions	5,588,036
Net investment income (loss)	(113,915)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	30,062,475
Foreign currency	(36,183)
30,026,292
Change in net unrealized appreciation (depreciation) on: Investments	(48,038,389)
Foreign currency	3,358
(48,035,031)
Net gain (loss)	(18,008,739)
Net increase (decrease) in net assets resulting from operations	$ (18,122,654)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income (loss)	$ (113,915)	$ 143,454
Net realized gain (loss)	30,026,292	27,620,621
Change in net unrealized appreciation (depreciation)	(48,035,031)	(24,638,690)
Net increase (decrease) in net assets resulting from operations	(18,122,654)	3,125,385
Distributions to shareholders from: Net investment income: Class A	—	(807,163)
Class R6	—	(103)
Class S	—	(3,182,292)
Institutional Class	—	(317,079)
Net realized gains: Class A	(5,911,964)	(9,421,462)
Class B	(4,967)*	(100,556)
Class C	(1,131,007)	(1,701,710)
Class R6	(510,711)	(743)
Class S	(15,752,116)	(25,250,881)
Institutional Class	(4,113,437)	(2,347,764)
Total distributions	(27,424,202)	(43,129,753)
Fund share transactions: Proceeds from shares sold	109,056,931	100,294,821
Reinvestment of distributions	26,543,462	41,550,136
Payments for shares redeemed	(187,367,500)	(119,710,004)
Redemption fees	1,571	1,256
Net increase (decrease) in net assets from Fund share transactions	(51,765,536)	22,136,209
Increase (decrease) in net assets	(97,312,392)	(17,868,159)
Net assets at beginning of period	487,681,148	505,549,307
Net assets at end of period (including distributions in excess of net investment income of $1,712,717 and $4,592,714, respectively)	$ 390,368,756	$ 487,681,148

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 39.46	$ 42.94	$ 46.93	$ 37.08	$ 36.72
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.07)	(.13)	(.01)	(.03)
Net realized and unrealized gain (loss)	(1.41)	.33	.51	12.15	1.24
Total from investment operations	(1.48)	.26	.38	12.14	1.21
Less distributions from: Net investment income	—	(.30)	(.14)	—	(.23)
Net realized gains	(2.32)	(3.44)	(4.23)	(2.29)	(.62)
Total distributions	(2.32)	(3.74)	(4.37)	(2.29)	(.85)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 35.66	$ 39.46	$ 42.94	$ 46.93	$ 37.08
Total Return (%)[b,c]	(3.96)	.70	.63	34.54	3.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	103	120	131	95
Ratio of expenses before expense reductions (%)	1.55	1.53	1.53	1.55	1.58
Ratio of expenses after expense reductions (%)	1.46	1.52	1.52	1.52	1.51
Ratio of net investment income (loss) (%)	(.20)	(.17)	(.28)	(.01)	(.09)
Portfolio turnover rate (%)	31	32	38	40	33

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 34.16	$ 37.64	$ 41.82	$ 33.51	$33.28
Income (loss) from investment operations: Net investment income (loss)[a]	(.29)	(.33)	(.39)	(.28)	(.28)
Net realized and unrealized gain (loss)	(1.21)	.29	.44	10.88	1.13
Total from investment operations	(1.50)	(.04)	.05	10.60	.85
Less distributions from: Net realized gains	(2.32)	(3.44)	(4.23)	(2.29)	(.62)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 30.34	$ 34.16	$ 37.64	$ 41.82	$ 33.51
Total Return (%)[b,c]	(4.70)	(.02)	(.12)	33.57	2.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	17	19	17	13
Ratio of expenses before expense reductions (%)	2.31	2.30	2.26	2.32	2.34
Ratio of expenses after expense reductions (%)	2.21	2.27	2.26	2.27	2.26
Ratio of net investment income (loss) (%)	(.95)	(.92)	(.99)	(.76)	(.87)
Portfolio turnover rate (%)	31	32	38	40	33

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R6	Years Ended October 31,		Period Ended
	2016	2015	10/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 40.97	$ 44.52	$ 46.39
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.39	.06
Net realized and unrealized gain (loss)	(1.48)	(.02)[c]	(1.93)
Total from investment operations	(1.41)	.37	(1.87)
Less distributions from: Net investment income	—	(.48)	—
Net realized gains	(2.32)	(3.44)	—
Total distributions	(2.32)	(3.92)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 37.24	$ 40.97	$ 44.52
Total Return (%)	(3.65)	.98[d]	(4.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10.78		.01
Ratio of expenses before expense reductions (%)	1.12	1.19	1.13*
Ratio of expenses after expense reductions (%)	1.12	1.17	1.13*
Ratio of net investment income (loss) (%)	.18	1.00	.78*
Portfolio turnover rate (%)	31	32	38[e]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond with the aggregate net gain on investments during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 41.01	$ 44.51	$ 48.50	$ 38.17	$37.82
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.06	.00*	.11	.06
Net realized and unrealized gain (loss)	(1.47)	.31	.51	12.54	1.27
Total from investment operations	(1.45)	.37	.51	12.65	1.33
Less distributions from: Net investment income	—	(.43)	(.27)	(.03)	(.36)
Net realized gains	(2.32)	(3.44)	(4.23)	(2.29)	(.62)
Total distributions	(2.32)	(3.87)	(4.50)	(2.32)	(.98)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 37.24	$ 41.01	$ 44.51	$ 48.50	$ 38.17
Total Return (%)[b]	(3.73)	.97	.90	34.92	3.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230	341	334	338	270
Ratio of expenses before expense reductions (%)	1.24	1.26	1.25	1.25	1.27
Ratio of expenses after expense reductions (%)	1.21	1.26	1.24	1.25	1.26
Ratio of net investment income (loss) (%)	.05	.13	.01	.26	.17
Portfolio turnover rate (%)	31	32	38	40	33
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 41.02	$ 44.53	$ 48.51	$ 38.19	$ 37.85
Income (loss) from investment operations: Net investment income (loss)[a]	.03	.07	.05	.10	.15
Net realized and unrealized gain (loss)	(1.48)	.33	.49	12.58	1.22
Total from investment operations	(1.45)	.40	.54	12.68	1.37
Less distributions from: Net investment income	—	(.47)	(.29)	(.07)	(.41)
Net realized gains	(2.32)	(3.44)	(4.23)	(2.29)	(.62)
Total distributions	(2.32)	(3.91)	(4.52)	(2.36)	(1.03)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 37.25	$ 41.02	$ 44.53	$ 48.51	$ 38.19
Total Return (%)	(3.75)[b]	1.05[b]	.98	35.02	3.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	26	31	28	6
Ratio of expenses before expense reductions (%)	1.23	1.19	1.17	1.21	1.16
Ratio of expenses after expense reductions (%)	1.21	1.19	1.17	1.21	1.16
Ratio of net investment income (loss) (%)	.07	.16	.10	.23	.41
Portfolio turnover rate (%)	31	32	38	40	33
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Small Cap Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$ 28,092,381
Net unrealized appreciation (depreciation) on investments	$ 63,859,607

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2016	2015
Distributions from ordinary income*	$ —	$ 4,295,709
Distributions from long-term capital gains	$ 27,424,202	$ 38,834,044

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $131,500,922 and $196,325,089, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Over $1 billion of such net assets	.815%

Accordingly, for the year ended October 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.915% of the Fund's average daily net assets.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.46%
Class B	2.21%
Class C	2.21%
Class R6	1.21%
Class S	1.21%
Institutional Class	1.21%

Effective October 1, 2016 to September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.45%
Class C	2.20%
Class R6	1.20%
Class S	1.20%
Institutional Class	1.20%

For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 82,348
Class B	520
Class C	13,933
Class S	85,235
Institutional Class	15,109
$ 197,145

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2016, the Administration Fee was $433,112, of which $34,161 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2016
Class A	$ 69,703	$ 10,643
Class B	526	—
Class C	6,831	1,028
Class R6	297	50
Class S	135,505	20,637
Institutional Class	2,121	374
	$ 214,983	$ 32,732

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2016
Class B	$ 300	$ —
Class C	104,255	7,280
	$ 104,555	$ 7,280

In addition DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2016	Annual Rate
Class A	$ 216,682	$ 50,930.25%
Class B	98	—	.24%
Class C	33,845	7,737.24%
	$ 250,625	$ 58,667

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2016, aggregated $1,936.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $143 and $967, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2016, DDI received $1,650 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,184, of which $7,645 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	145,631	$ 5,233,850	302,845	$ 12,423,446
Class B	21*	702*	89	3,245
Class C	32,426	1,022,578	111,580	3,987,289
Class R6	287,083	11,590,722	18,916	780,830
Class S	293,486	11,273,907	1,847,462	78,517,461
Institutional Class	1,969,251	79,935,172	109,113	4,582,550
		$ 109,056,931		$ 100,294,821
Shares issued to shareholders in reinvestment of distributions
Class A	156,774	$ 5,811,612	258,149	$ 10,044,579
Class B	158*	4,967*	2,993	100,556
Class C	33,923	1,076,719	47,261	1,602,152
Class R6	13,231	510,711	21	846
Class S	388,975	15,026,115	672,691	27,137,160
Institutional Class	106,425	4,113,338	66,076	2,664,843
		$ 26,543,462		$ 41,550,136
Shares redeemed
Class A	(813,407)	$ (29,201,857)	(753,079)	$ (30,573,669)
Class B	(10,012)*	(323,585)*	(27,171)	(965,594)
Class C	(193,815)	(5,953,022)	(176,237)	(6,195,156)
Class R6	(55,795)	(2,123,976)	—	—
Class S	(2,815,975)	(111,942,046)	(1,709,906)	(72,233,916)
Institutional Class	(974,932)	(37,823,014)	(235,504)	(9,741,669)
		$ (187,367,500)		$ (119,710,004)
Redemption fees		$ 1,571		$ 1,256
Net increase (decrease)
Class A	(511,002)	$ (18,155,896)	(192,085)	$ (8,105,339)
Class B	(9,833)*	(317,916)*	(24,089)	(861,793)
Class C	(127,466)	(3,853,725)	(17,396)	(605,414)
Class R6	244,519	9,977,457	18,937	781,676
Class S	(2,133,514)	(85,641,384)	810,247	33,421,306
Institutional Class	1,100,744	46,225,928	(60,315)	(2,494,227)
		$ (51,765,536)		$ 22,136,209

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of Deutsche Global Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Small Cap Fund (the "Fund") at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C, S and Institutional Class limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 988.60	$ 984.70	$ 990.20	$ 989.90	$ 989.60
Expenses Paid per $1,000*	$ 7.30	$ 11.03	$ 5.60	$ 6.05	$ 6.15
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,017.80	$ 1,014.03	$ 1,019.51	$ 1,019.05	$ 1,018.95
Expenses Paid per $1,000*	$ 7.41	$ 11.19	$ 5.69	$ 6.14	$ 6.24

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Small Cap Fund	1.46%	2.21%	1.12%	1.21%	1.23%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $30,902,000 as capital gain dividends for its year ended October 31, 2016.

The Fund paid distributions of $2.32 per share from net long-term capital gains during its year ended October 31, 2016.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche Global Small Cap Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmarks in the one-, three- and five-year periods ended December 31, 2015. The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages an institutional account comparable to the Fund, but that Deutsche AM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult. The Board noted that, in connection with the 2008 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee effective October 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KGDAX	KGDCX	SGSCX	KGDIX
CUSIP Number	25156A 106	25156A 304	25156A 403	25156A 601
Fund Number	083	383	2010	1483

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KGDZX
CUSIP Number	25156A 692
Fund Number	1610

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Global Small Cap Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$71,514	$0	$0	$1,500
2015	$69,414	$0	$0	$1,104

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$1,500	$52,339	$0	$53,839
2015	$1,104	$30,661	$0	$31,765

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Small Cap Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016